UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 19, 2006

SCP POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana      70433-5001
    (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code      (985) 892-5521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is being provided under Form 8-K Item 2.02 and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On April 19, 2006, SCP Pool Corporation, a Delaware corporation, issued a press release announcing its May 17, 2006 investor day in Riverside, CA and providing guidance on the impact of stock option expensing.

A copy of the press release is included herein as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On April 19, 2006, SCP Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits

99.1	Press release issued by SCP Pool Corporation on April 19, 2006, announcing its May 17, 2006 investor day in Riverside, CA and providing guidance on the impact of stock option expensing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCP POOL CORPORATION

By: /s/ Mark W. Joslin
Mark W. Joslin
Vice President and Chief Financial Officer

Dated: April 19, 2006